UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2021
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD.

On May 3, 2021, MiMedx Group, Inc. (the "Company" or the "Registrant") issued a press release announcing that it had filed definitive proxy materials with the U.S. Securities and Exchange Commission in connection with its 2021 Annual Meeting of Shareholders to be held virtually on May 27, 2021 at 10:00 a.m. Eastern Time at www.cesonlineservices.com/mdxg21_vm. The press release also announced that in conjunction with the definitive proxy filing, MiMedx has mailed a letter to shareholders detailing the decisive actions the Board and management team have taken to create shareholder value by transforming MiMedx into a stronger company that is well-positioned to capitalize on the growth opportunities in the regenerative medicine industry. MiMedx’s definitive proxy materials, letter to shareholders and other relevant information can be found at https://votemimedx.com/. The foregoing summary of the press release is qualified in its entirely by reference to the full text of the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on May 3, 2021, the Company published a letter to healthcare professionals regarding the expected effect of the end of the U.S. Food and Drug Administration's enforcement discretion. The letter explains that the FDA's actions apply to all companies and indicates which of the Company's products it expects to be affected. The foregoing summary of the letter is qualified in its entirely by reference to the full text of the letter which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, MiMedx disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this Current Report on Form 8-K. Information contained on the website https://votemimedx.com/ is not incorporated by reference into this Current Report on Form 8-K. The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 3, 2021.
99.2	Letter to Healthcare Professionals dated May 3, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: May 3, 2021	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer